Response for N-SAR SUB-
ITEM 77Q3 (a) (i):
As of May 23, 2003, an
evaluation was performed
under the supervision and
with the participation of
the Registrant's
management, including the
President (Principal
Executive Officer) and
Treasurer (Principal
Financial Officer), of
the effectiveness of the
design and operation of
the Registrant's
disclosure controls and
procedures.  Based on
that evaluation, the
Registrant's management,
including the President
and Treasurer, concluded
that the Registrant's
disclosure controls and
procedures were effective
as of May 23, 2003.
Response for N-SAR SUB-
ITEM 77Q3 (a) (ii):
There have been no
significant changes in
the Registrant's internal
controls or in other
factors that could
significantly affect
internal controls
subsequent to May 23,
2003
Response for N-SAR SUB-
ITEM 77Q3 (a) (iii):
CERTIFICATIONS
I, Marie K. Karpinski,
certify that:
1. I have reviewed this
report on Form N-SAR of
Legg Mason Special
Investment Trust, Inc.;
2. Based on my knowledge,
this report does not
contain any untrue
statement of a material
fact or omit to state a
material fact necessary
to make the statements
made, in light of the
circumstances under which
such statements were
made, not misleading with
respect to the period
covered by this report;
3. Based on my knowledge,
the financial information
included in this report,
and the financial
statements on which the
financial information is
based, fairly present in
all material respects the
financial condition,
results of operations,
changes in net assets,
and cash flows (if the
financial statements are
required to include a
statement of cash flows)
of the registrant as of,
and for, the periods
presented in this report;
4. The registrant's other
certifying officers and I
are responsible for
establishing and
maintaining disclosure
controls and procedures
(as defined in rule 30a-
2(c) under the Investment
Company Act) for the
registrant and have:
a) designed such
disclosure controls and
procedures to ensure that
material information
relating to the
registrant, including its
consolidated
subsidiaries, is made
known to us by others
within those entities,
particularly during the
period in which this
report is being prepared;
b) evaluated the
effectiveness of the
registrant's disclosure
controls and procedures
as of a date within 90
days prior to the filing
date of this report (the
"Evaluation Date"); and
c) presented in this
report our conclusions
about the effectiveness
of the disclosure
controls and procedures
based on our evaluation
as of the Evaluation
Date;
5. The registrant's other
certifying officers and I
have disclosed, based on
our most recent
evaluation, to the
registrant's auditors and
the audit committee of
the registrant's board of
directors (or persons
performing the equivalent
functions):
a) all significant
deficiencies in the
design or operation of
internal controls which
could adversely affect
the registrant's ability
to record, process,
summarize, and report
financial data and have
identified for the
registrant's auditors any
material weaknesses in
internal controls; and
b) any fraud, whether or
not material, that
involves management or
other employees who have
a significant role in the
registrant's internal
controls; and
6. The registrant's other
certifying officers and I
have indicated in this
report whether or not
there were significant
changes in internal
controls or in other
factors that could
significantly affect
internal controls
subsequent to the date of
our most recent
evaluation, including any
corrective actions with
regard to significant
deficiencies and material
weaknesses.
Date: 05/29/2003
/
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(b) Furnish any other
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be included as an exhibit
pursuant to such rules
and regulations as the
Commission may prescribe.


Response for N-SAR SUB-
ITEM 77Q3 (a) (i):
As of May 23, 2003, an
evaluation was performed
under the supervision and
with the participation of
the Registrant's
management, including the
President (Principal
Executive Officer) and
Treasurer (Principal
Financial Officer), of
the effectiveness of the
design and operation of
the Registrant's
disclosure controls and
procedures.  Based on
that evaluation, the
Registrant's management,
including the President
and Treasurer, concluded
that the Registrant's
disclosure controls and
procedures were effective
as of May 23, 2003.
Response for N-SAR SUB-
ITEM 77Q3 (a) (ii):
There have been no
significant changes in
the Registrant's internal
controls or in other
factors that could
significantly affect
internal controls
subsequent to May 23,
2003
Response for N-SAR SUB-
ITEM 77Q3 (a) (iii):
CERTIFICATIONS
I, Mark R. Fetting,
certify that:
1. I have reviewed this
report on Form N-SAR of
Legg Mason Special
Investment Trust, Inc.;
2. Based on my knowledge,
this report does not
contain any untrue
statement of a material
fact or omit to state a
material fact necessary
to make the statements
made, in light of the
circumstances under which
such statements were
made, not misleading with
respect to the period
covered by this report;
3. Based on my knowledge,
the financial information
included in this report,
and the financial
statements on which the
financial information is
based, fairly present in
all material respects the
financial condition,
results of operations,
changes in net assets,
and cash flows (if the
financial statements are
required to include a
statement of cash flows)
of the registrant as of,
and for, the periods
presented in this report;
4. The registrant's other
certifying officers and I
are responsible for
establishing and
maintaining disclosure
controls and procedures
(as defined in rule 30a-
2(c) under the Investment
Company Act) for the
registrant and have:
a) designed such
disclosure controls and
procedures to ensure that
material information
relating to the
registrant, including its
consolidated
subsidiaries, is made
known to us by others
within those entities,
particularly during the
period in which this
report is being prepared;
b) evaluated the
effectiveness of the
registrant's disclosure
controls and procedures
as of a date within 90
days prior to the filing
date of this report (the
"Evaluation Date"); and
c) presented in this
report our conclusions
about the effectiveness
of the disclosure
controls and procedures
based on our evaluation
as of the Evaluation
Date;
5. The registrant's other
certifying officers and I
have disclosed, based on
our most recent
evaluation, to the
registrant's auditors and
the audit committee of
the registrant's board of
directors (or persons
performing the equivalent
functions):
a) all significant
deficiencies in the
design or operation of
internal controls which
could adversely affect
the registrant's ability
to record, process,
summarize, and report
financial data and have
identified for the
registrant's auditors any
material weaknesses in
internal controls; and
b) any fraud, whether or
not material, that
involves management or
other employees who have
a significant role in the
registrant's internal
controls; and
6. The registrant's other
certifying officers and I
have indicated in this
report whether or not
there were significant
changes in internal
controls or in other
factors that could
significantly affect
internal controls
subsequent to the date of
our most recent
evaluation, including any
corrective actions with
regard to significant
deficiencies and material
weaknesses.
Date: 05/29/2003
/
s
/

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(b) Furnish any other
information required to
be included as an exhibit
pursuant to such rules
and regulations as the
Commission may prescribe.